CALADRIUS BIOSCIENCES, INC. 2017 EMPLOYEE STOCK PURCHASE PLAN (formerly the NeoStem, Inc. 2012 Employee Stock Purchase Plan) 1. Purpose. The purpose of the Caladrius Biosciences, Inc. 2017 Employee Stock Purchase Plan (the “Plan”) is to amend and restate the NeoStem, Inc. 2012 Employee Stock Purchase Plan in order to further promote the interest of Caladrius Biosciences, Inc., a Delaware corporation (the “Company”) and its stockholders by providing employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. By encouraging stock ownership, the Company seeks to attract, retain and motivate employees and to encourage them to devote their best efforts to the business and financial success of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that section of the Code. 2. Definitions. For purposes of the Plan, the following capitalized terms shall have the following meanings: 2.1 “Account” means an account referred to in Section 6.2 of the Plan. 2.1 “Board of Directors” or “Board” means the Board of Directors of the Company. 2.2 “Code” means the Internal Revenue Code of 1986, as amended. 2.3 “Committee” means the Compensation Committee of the Board of Directors, or such other committee of members of the Board appointed by the Board, authorized under Section 14 to administer the Plan and to perform the functions assigned to the Committee under the Plan. 2.4 “Common Stock” means the common stock, $0.001 par value, of the Company. 2.5 “Company” means Caladrius Biosciences, Inc. 2.6 “Compensation” means, for any pay period, the gross cash compensation payable to an Employee for such period, including base salary, commissions, bonuses and incentive payments, but excluding severance and non-cash compensation. Any pre-tax contributions made to a Company 401(k) plan or “cafeteria plan” pursuant to Section 125 of the Code shall be treated as Compensation for purposes of the Plan. 2.7 “Designated Subsidiary” means any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan. 2.8 “Employee” means any individual who is an employee of the Employer; provided, however, Employees who have been employed less than ninety days by the Employer, Employees whose customary employment with the Employer is twenty (20) hours or less per week, and Employees whose customary employment with the Employer is for not more than five (5) months in any calendar year shall not be deemed Employees for the purposes of EXHIBIT 10.5 this Plan. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Employer. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. 2.9 “Employer” means the Company and any Designated Subsidiary. 2.9 “Enrollment Date” means the first Trading Day of each Offering Period. 2.10 “Exercise Date” means the last Trading Day of each Offering Period. 2.11 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: 2.11.1 If the principal market for the Common Stock is the New York Stock Exchange, The NASDAQ Global Market, the NYSE MKT or another national securities exchange (an “Exchange”), then the “Fair Market Value” as of that date shall be the closing price of a share of Common Stock on the Exchange on such date or, if no closing price is reported on such date, the closing price of a share of Common Stock on the nearest preceding date on which the Exchange is open for trading. 2.11.2 If the principal market for the Common Stock is not an Exchange, but the Common Stock is traded on an over-the-counter, bulletin board or comparable service, then the “Fair Market Value” as of that date shall be the closing price of a share of Common Stock for such day as reported by such service, or if no closing price is reported on such date, the closing price of a share of Common Stock on the nearest preceding date on which trades occurred. 2.11.3 If paragraphs 2.11.1 and 2.11.2 above are inapplicable, then the “Fair Market Value” of the Common Stock shall be as determined in good faith by the Committee. 2.12 “Highly Compensated Employee” has the same meaning as the term is used in Section 414(q) of the Code. 2.13 “Offering Periods” means the period of approximately six (6) months during which an Option shall be granted and may be exercised pursuant to the Plan, commencing on the first Trading Day on or after January 1st and July 1st of each year and terminating on the last Trading Day before the commencement of the next Offering Period. Subject to the approval of the Plan by the stockholders of the Company, the first Offering Period shall commence on January 1, 2017 and continue until June 30, 2017. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan. 2.15 “Option” means an Option to purchase shares of Common Stock under the Plan, as set forth in Section 7 of the Plan. 2.16 “Participant” means an eligible employee who becomes a participant of the Plan in accordance with Section 5.1 of the Plan. 2.14 “Plan” means this Caladrius Biosciences, Inc. 2017 Employee Stock Purchase Plan. 2.15 “Purchase Price” for each Offering Period means 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date of such Offering Period or on the Exercise Date of such Offering Period, whichever is lower; provided , however , that the Purchase Price may be adjusted by the Board pursuant to Section 20. 2.16 “Reserves” means the number of shares of Common Stock covered by each Option under the

Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under Option. 2.17 “Subsidiary” has the meaning set forth for “subsidiary corporation” in Section 424(f) of the Code, whereby a Subsidiary means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. 2.18 “Trading Day” means a day on which the NYSE MKT is open for trading. 3. Eligibility. 3.1 Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan. 3.2 Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an Option under the Plan: (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock of the Company and/or hold outstanding Options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of the Company or of any Subsidiary; (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time; or (iii) if he or she has received a hardship withdrawal from the Company's 401(k) plan within the preceding six (6) months. 4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing and ending as set forth in Section 2.13, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. 5. Participation. 5.1 An eligible Employee may become a Participant in the Plan by completing a Subscription Agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date. 5.2 Payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date (provided that the Company has received the Participant's Subscription Agreement) and shall end on the last payroll in the Offering Period to which such Subscription Agreement is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof. 6. Payroll Deductions. 6.1 At the time a Participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount equal to any whole percentage (not exceeding fifteen percent (15%)) of the Compensation that he or she receives on each payday during the Offering Period. 6.2 All payroll deductions made for a Participant shall be credited to his or her Account under the Plan. A Participant may not make any additional payments into such Account. Accounts shall be mere bookkeeping entries on the Company's books and records. Amounts credited to Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest or other earnings shall be paid or credited with respect to payroll deductions or any amounts accumulated in or credited to a Participant's Account. 6.3 A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and filing with the Company a new Subscription Agreement authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new Subscription Agreement. A Participant's Subscription Agreement shall remain in effect for successive Offering Periods unless a new Subscription Agreement is filed by the Participant prior to the commencement of such Offering Period or the then existing Subscription Agreement is terminated as provided in Section 10 hereof. 6.4 Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a Participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such Participant's Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10 hereof. 6.5 At the time the Option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant's Compensation or other remuneration payable to the Participant the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee. 7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an Option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Participant's Account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3.2 and 13 hereof. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant's Account which are not sufficient to purchase a full share shall be retained in the Participant's Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. Exercise of the Option shall occur as provided in Section 8 hereof, unless the Participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period. 8. Exercise of Option. 8.1 Unless a Participant withdraws from the Plan as provided in Section 10 hereof, his or her Option with respect to an Offering Period shall be exercised automatically on the Exercise Date of such Offering Period, and the maximum number of full shares subject to Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions credited to his or her Account. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant's Account which are not sufficient to purchase a full share shall be retained in the Participant's Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. Any other monies left over in a Participant's Account after the Exercise Date shall be returned to the Participant. During a Participant's lifetime, a Participant's Option to purchase shares hereunder is exercisable only by him or her. 8.2 If the Board or the Committee determines that, on a given Exercise Date, the number of shares with respect to which Options are to be exercised may exceed: (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period; or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion: (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants, and continue all Offering Periods then in effect; or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Enrollment Date. 9. Delivery. Shares purchased under the Plan by a Participant will be credited to and held under a stock purchase account in the Participant's name maintained by such brokerage or other third-party firm as is designated by the Committee. Any and all stock dividends with respect to shares of Common Stock credited to a Participant's stock purchase account shall be paid directly to each Participant. A Participant may, by notice to the Company's applicable human resources location (or such other designee as established by the Committee) elect to have such cash dividends reinvested in shares of Common Stock. Any shares purchased with such dividend proceeds shall be purchased on the open market by such brokerage firm on the Participant's behalf (subject to applicable Company policies) and such shares shall not count in determining the maximum number of shares of Common Stock available for issuance under the Plan under Section 13, nor shall such shares count against the maximum number of shares that may be purchased by a Participant under Section 8. Subject to such restrictions, limitations and procedures as may be prescribed by the Committee, a Participant may withdraw shares in his or her stock purchase account from time to time. As soon as administratively practicable following termination of participation pursuant to Section 11, all shares credited to the Participant's stock purchase account shall be delivered to the Participant (or to the Participant's beneficiary or estate in the event of Participant's death), except to the extent that the Participant (or the Participant's beneficiary or estate in the event of Participant's death) elects to have such stock purchase account paid in cash. 10. Withdrawal. 10.1 A Participant may withdraw all but not less than all the payroll deductions credited to his or her Account and not yet used to exercise his or her Option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan or in such other manner prescribed by the Committee. All of the Participant's payroll deductions credited to his or her Account shall be paid to such Participant promptly after receipt of notice of withdrawal and such Participant's Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period by such Participant. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new Subscription Agreement. 10.2 A Participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws. 11. Termination of Employment. Upon a Participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's Account during the Offering Period but not yet used to exercise the Option shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such Participant's Option shall be automatically terminated. 12. Interest. No interest or other earnings shall accrue on the payroll deductions of a Participant in the Plan. 13. Stock. 13.1 Subject to adjustment upon changes in capitalization of the Company as provided in Section

19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 100,000 shares. 13.2 A Participant shall have no ownership interest or voting right in shares covered by his or her Option until such Option has been exercised and the shares purchased as a result thereof have been delivered. 13.3 Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant or in the name of the Participant and his or her spouse jointly with the right of survivorship. 14. Administration. 14.1 The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties. The Committee may retain the services of an outside firm to serve as its agent in administering the Plan on a day-to-day basis. No member of the Board or the Committee shall be liable for any act done or omitted to be done by such member or by any other member of the Board or the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute. 14.2 Any Participant who believes he or she is being denied any benefit or right under this Plan may file a written claim with the Committee. Any claim must be delivered to the Committee (care of the Company’s President and Chief Financial Officer) within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designee, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within one hundred and twenty (120) days of the date the written claim is delivered to the Committee shall be deemed denied. No lawsuit relating to this Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred. 15. Designation of Beneficiary. 15.1 A Participant, in its Subscription Agreement, may designate a beneficiary who is to receive any shares and cash, if any, from the Participant's Account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of such Participant's death prior to exercise of the Option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. 15.2 Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or Committee of the estate of the Participant, or if no such executor or Committee has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16. Transferability. Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof. 17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. 18. Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any. 19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale. 19.1 Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each Participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided , however , that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. 19.2 Dissolution or Liquidation. Unless provided otherwise by the Board, in the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall terminate immediately prior to the consummation of such proposed dissolution or liquidation and a cash amount shall be paid to each Participant that is equal to the amount of his or her Account. 19.3 Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Board may terminate any Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's Option has been changed to the New Exercise Date and that the Participant's Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof. 20. Amendment or Termination. 20.1 The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect Options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required. 20.2 Without shareholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its Committee) determines in its sole discretion advisable which are consistent with the Plan. 20.3 In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to: 20.3.1 Altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; 20.3.2 Shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and 20.3.3 Allocating shares. Such modifications or amendments shall not require stockholder approval or the consent of any Plan Participants. 21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. 22. Term of Plan. The Plan, as amended and restated hereby, shall become effective on January 1, 2017, subject to approval of the Plan by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof. If the Company’s stockholders do not approve the amended and restated Plan at their annual meeting in 2017, then the Plan and the Offering Period that commenced on January 1, 2017 shall automatically terminate without any issuance of any shares of Common Stock, and a cash amount shall be paid to each Participant that is equal to the amount of his or her Account. 23. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares of Common Stock under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time. 24. Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing this Plan and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social insurance or security number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Subsidiaries or affiliates, and details of all Awards (the “Personal Data”). In addition to transferring the Personal Data amongst themselves as necessary for the purpose of implementation, administration and management of this Plan and the Participant’s participation in this Plan, the Company and its Subsidiaries and affiliates may each transfer the Personal Data to any third parties assisting the Company in the implementation, administration and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Personal Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By enrolling in the Plan for any Offering Period, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration and management of this Plan and the Participant’s participation in this Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of capital stock of the Company. The Personal Data related to a Participant will be held only as long as is necessary to implement, administer and manage this Plan and the Participant’s participation in this Plan. A Participant may, at any time, view the Personal Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Personal Data with respect to such Participant, recommend any necessary corrections to the Personal Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in this Plan if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative. 25. No Effect Upon Benefits. Neither the grant nor the exercise of any Option hereunder will affect the benefits under any benefit plan of the Employer, and no amount or benefit granted or received hereunder shall be considered compensation for any purposes of any other benefit plan or program of the Employer. 26. Trading Policy Restrictions. Option exercises under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company. 27. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. 28. Equal Rights and Privileges. All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423. This Section 27 shall take precedence over all other provisions in the Plan. 29. Governing Law.Without regard to conflict of law principles, the laws of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States. 30 Effective as of March 28, 2017

B-1 CALADRIUS BIOSCIENCES, INC. 2017 EMPLOYEE STOCK PURCHASE PLAN (formerly the NeoStem, Inc. 2012 Employee Stock Purchase Plan) (amended by stockholders as of June 20, 2018) 1. Purpose. The purpose of the Caladrius Biosciences, Inc. 2017 Employee Stock Purchase Plan (the “Plan”) is to amend and restate the NeoStem, Inc. 2012 Employee Stock Purchase Plan in order to further promote the interest of Caladrius Biosciences, Inc., a Delaware corporation (the “Company”) and its stockholders by providing employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. By encouraging stock ownership, the Company seeks to attract, retain and motivate employees and to encourage them to devote their best efforts to the business and financial success of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that section of the Code. 2. Definitions. For purposes of the Plan, the following capitalized terms shall have the following meanings: 2.1 “Account” means an account referred to in Section 6.2 of the Plan. 2.2 “Board of Directors” or “Board” means the Board of Directors of the Company. 2.3 “Code” means the Internal Revenue Code of 1986, as amended. 2.4 “Committee” means the Compensation Committee of the Board of Directors, or such other committee of members of the Board appointed by the Board, authorized under Section 14 to administer the Plan and to perform the functions assigned to the Committee under the Plan. 2.5 “Common Stock” means the common stock, $0.001 par value, of the Company. 2.6 “Company” means Caladrius Biosciences, Inc. 2.7 “Compensation” means, for any pay period, the gross cash compensation payable to an Employee for such period, including base salary, commissions, bonuses and incentive payments, but excluding severance and non-cash compensation. Any pre-tax contributions made to a Company 401(k) plan or “cafeteria plan” pursuant to Section 125 of the Code shall be treated as Compensation for purposes of the Plan. 2.8 “Designated Subsidiary” means any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan. AMENDMENT #1

B-2 2.9 “Employee” means any individual who is an employee of the Employer; provided, however, Employees who have been employed less than ninety days by the Employer, Employees whose customary employment with the Employer is twenty (20) hours or less per week, and Employees whose customary employment with the Employer is for not more than five (5) months in any calendar year shall not be deemed Employees for the purposes of this Plan. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Employer. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. 2.10 “Employer” means the Company and any Designated Subsidiary. 2.11 “Enrollment Date” means the first Trading Day of each Offering Period. 2.12 “Exercise Date” means the last Trading Day of each Offering Period. 2.13 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: 2.13.1 If the principal market for the Common Stock is the New York Stock Exchange, The Nasdaq Global Market, the NYSE MKT or another national securities exchange (an “Exchange”), then the “Fair Market Value” as of that date shall be the closing price of a share of Common Stock on the Exchange on such date or, if no closing price is reported on such date, the closing price of a share of Common Stock on the nearest preceding date on which the Exchange is open for trading. 2.13.2 If the principal market for the Common Stock is not an Exchange, but the Common Stock is traded on an over-the-counter, bulletin board or comparable service, then the “Fair Market Value” as of that date shall be the closing price of a share of Common Stock for such day as reported by such service, or if no closing price is reported on such date, the closing price of a share of Common Stock on the nearest preceding date on which trades occurred. 2.13.3 If paragraphs 2.13.1 and 2.13.2 above are inapplicable, then the “Fair Market Value” of the Common Stock shall be as determined in good faith by the Committee. 2.14 “Highly Compensated Employee” has the same meaning as the term is used in Section 414(q) of the Code. 2.15 “Offering Periods” means the period of approximately six (6) months during which an Option shall be granted and may be exercised pursuant to the Plan, commencing on the first Trading Day on or after January 1st and July 1st of each year and terminating on the last Trading Day before the commencement of the next Offering Period. Subject to the approval of the Plan by the stockholders of the Company, the first Offering Period shall commence on January 1, 2017 and continue until June 30, 2017. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan. 2.16 “Option” means an Option to purchase shares of Common Stock under the Plan, as set forth in Section 7 of the Plan. 2.17 “Participant” means an eligible employee who becomes a participant of the Plan in accordance with Section 5.1 of the Plan.

B-3 2.18 “Plan” means this Caladrius Biosciences, Inc. 2017 Employee Stock Purchase Plan. 2.19 “Purchase Price” for each Offering Period means 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date of such Offering Period or on the Exercise Date of such Offering Period, whichever is lower; provided , however , that the Purchase Price may be adjusted by the Board pursuant to Section 20. 2.20 “Reserves” means the number of shares of Common Stock covered by each Option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under Option. 2.21 “Subsidiary” has the meaning set forth for “subsidiary corporation” in Section 424(f) of the Code, whereby a Subsidiary means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. 2.22 “Trading Day” means a day on which the NYSE MKT is open for trading. 3. Eligibility. 3.1 Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan. 3.2 Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an Option under the Plan: (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock of the Company and/or hold outstanding Options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of the Company or of any Subsidiary; (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time; or (iii) if he or she has received a hardship withdrawal from the Company's 401(k) plan within the preceding six (6) months. 4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing and ending as set forth in Section 2.15, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. 5. Participation. 5.1 An eligible Employee may become a Participant in the Plan by completing a Subscription Agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

B-4 5.2 Payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date (provided that the Company has received the Participant's Subscription Agreement) and shall end on the last payroll in the Offering Period to which such Subscription Agreement is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof. 6. Payroll Deductions. 6.1 At the time a Participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount equal to any whole percentage (not exceeding fifteen percent (15%)) of the Compensation that he or she receives on each payday during the Offering Period. 6.2 All payroll deductions made for a Participant shall be credited to his or her Account under the Plan. A Participant may not make any additional payments into such Account. Accounts shall be mere bookkeeping entries on the Company's books and records. Amounts credited to Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest or other earnings shall be paid or credited with respect to payroll deductions or any amounts accumulated in or credited to a Participant's Account. 6.3 A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and filing with the Company a new Subscription Agreement authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new Subscription Agreement. A Participant's Subscription Agreement shall remain in effect for successive Offering Periods unless a new Subscription Agreement is filed by the Participant prior to the commencement of such Offering Period or the then existing Subscription Agreement is terminated as provided in Section 10 hereof. 6.4 Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a Participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such Participant's Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10 hereof. 6.5 At the time the Option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant's Compensation or other remuneration payable to the Participant the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee. 7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an Option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Participant's Account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3.2 and 13 hereof. No fractional shares shall be purchased; any

B-5 payroll deductions accumulated in a Participant's Account which are not sufficient to purchase a full share shall be retained in the Participant's Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. Exercise of the Option shall occur as provided in Section 8 hereof, unless the Participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period. 8. Exercise of Option. 8.1 Unless a Participant withdraws from the Plan as provided in Section 10 hereof, his or her Option with respect to an Offering Period shall be exercised automatically on the Exercise Date of such Offering Period, and the maximum number of full shares subject to Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions credited to his or her Account. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant's Account which are not sufficient to purchase a full share shall be retained in the Participant's Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. Any other monies left over in a Participant's Account after the Exercise Date shall be returned to the Participant. During a Participant's lifetime, a Participant's Option to purchase shares hereunder is exercisable only by him or her. 8.2 If the Board or the Committee determines that, on a given Exercise Date, the number of shares with respect to which Options are to be exercised may exceed: (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period; or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion: (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants, and continue all Offering Periods then in effect; or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Enrollment Date. 9. Delivery. Shares purchased under the Plan by a Participant will be credited to and held under a stock purchase account in the Participant's name maintained by such brokerage or other third-party firm as is designated by the Committee. Any and all stock dividends with respect to shares of Common Stock credited to a Participant's stock purchase account shall be paid directly to each Participant. A Participant may, by notice to the Company's applicable human resources location (or such other designee as established by the Committee) elect to have such cash dividends reinvested in shares of Common Stock. Any shares purchased with such dividend proceeds shall be purchased on the open market by such brokerage firm on the Participant's behalf (subject to applicable Company policies) and such shares shall not count in determining the maximum number of shares of Common Stock available for issuance under the Plan under Section 13, nor shall such shares count against the maximum number of shares that may be purchased by a Participant under Section 8. Subject to such restrictions, limitations and procedures as may be prescribed by the Committee, a Participant may withdraw shares in his or her stock purchase account from time to time. As soon as administratively practicable following termination of participation pursuant to Section 11, all shares credited to the Participant's stock purchase account shall be delivered to the Participant (or to the Participant's beneficiary or estate in the event of Participant's death), except to the extent that the Participant (or the Participant's beneficiary or estate in the event of Participant's death) elects to have such stock purchase account paid in cash.

B-6 10. Withdrawal. 10.1 A Participant may withdraw all but not less than all the payroll deductions credited to his or her Account and not yet used to exercise his or her Option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan or in such other manner prescribed by the Committee. All of the Participant's payroll deductions credited to his or her Account shall be paid to such Participant promptly after receipt of notice of withdrawal and such Participant's Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period by such Participant. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new Subscription Agreement. 10.2 A Participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws. 11. Termination of Employment. Upon a Participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's Account during the Offering Period but not yet used to exercise the Option shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such Participant's Option shall be automatically terminated. 12. Interest. No interest or other earnings shall accrue on the payroll deductions of a Participant in the Plan. 13. Stock. 13.1 Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 500,000 shares. 13.2 A Participant shall have no ownership interest or voting right in shares covered by his or her Option until such Option has been exercised and the shares purchased as a result thereof have been delivered. 13.3 Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant or in the name of the Participant and his or her spouse jointly with the right of survivorship. 14. Administration. 14.1 The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties. The Committee may retain the services of an outside firm to serve as its agent in administering the Plan on a day-to-day basis. No member of the Board or the Committee shall be liable for any act done or omitted to be done by such member or by any other member of the Board or the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute. 14.2 Any Participant who believes he or she is being denied any benefit or right under this Plan may file a written claim with the Committee. Any claim must be delivered to the Committee (care of the

B-7 Company’s President and Chief Financial Officer) within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designee, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within one hundred and twenty (120) days of the date the written claim is delivered to the Committee shall be deemed denied. No lawsuit relating to this Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred. 15. Designation of Beneficiary. 15.1 A Participant, in its Subscription Agreement, may designate a beneficiary who is to receive any shares and cash, if any, from the Participant's Account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of such Participant's death prior to exercise of the Option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. 15.2 Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or Committee of the estate of the Participant, or if no such executor or Committee has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. 16. Transferability. Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof. 17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. 18. Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any. 19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale. 19.1 Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each Participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of

B-8 shares of Common Stock effected without receipt of consideration by the Company; provided , however , that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. 19.2 Dissolution or Liquidation. Unless provided otherwise by the Board, in the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall terminate immediately prior to the consummation of such proposed dissolution or liquidation and a cash amount shall be paid to each Participant that is equal to the amount of his or her Account. 19.3 Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Board may terminate any Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's Option has been changed to the New Exercise Date and that the Participant's Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof. 20. Amendment or Termination. 20.1 The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect Options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required. 20.2 Without shareholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its Committee) determines in its sole discretion advisable which are consistent with the Plan. 20.3 In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or

B-9 desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to: 20.3.1 Altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; 20.3.2 Shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and 20.3.3 Allocating shares. Such modifications or amendments shall not require stockholder approval or the consent of any Plan Participants. 21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. 22. Term of Plan. The Plan, as amended and restated hereby, shall become effective on January 1, 2017, subject to approval of the Plan by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof. If the Company’s stockholders do not approve the amended and restated Plan at their annual meeting in 2017, then the Plan and the Offering Period that commenced on January 1, 2017 shall automatically terminate without any issuance of any shares of Common Stock, and a cash amount shall be paid to each Participant that is equal to the amount of his or her Account. 23. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares of Common Stock under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time. 24. Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing this Plan and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social insurance or security number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Subsidiaries or affiliates, and details of all Awards (the “Personal Data”). In addition to transferring the Personal Data amongst themselves as necessary for the purpose of implementation, administration and management of this Plan and the Participant’s

B-10 participation in this Plan, the Company and its Subsidiaries and affiliates may each transfer the Personal Data to any third parties assisting the Company in the implementation, administration and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Personal Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By enrolling in the Plan for any Offering Period, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration and management of this Plan and the Participant’s participation in this Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of capital stock of the Company. The Personal Data related to a Participant will be held only as long as is necessary to implement, administer and manage this Plan and the Participant’s participation in this Plan. A Participant may, at any time, view the Personal Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Personal Data with respect to such Participant, recommend any necessary corrections to the Personal Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in this Plan if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative. 25. No Effect Upon Benefits. Neither the grant nor the exercise of any Option hereunder will affect the benefits under any benefit plan of the Employer, and no amount or benefit granted or received hereunder shall be considered compensation for any purposes of any other benefit plan or program of the Employer. 26. Trading Policy Restrictions. Option exercises under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company. 27. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. 28. Equal Rights and Privileges. All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423. This Section 27 shall take precedence over all other provisions in the Plan. 29. Governing Law. Without regard to conflict of law principles, the laws of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

1 LISATA THERAPEUTICS, INC. 2017 EMPLOYEE STOCK PURCHASE PLAN (formerly the NeoStem, Inc. 2012 Employee Stock Purchase Plan) (amended by stockholders as of June 14, 2023) 1. Purpose. The purpose of the Lisata Therapeutics, Inc. 2017 Employee Stock Purchase Plan (the “Plan”) is to amend and restate the NeoStem, Inc. 2012 Employee Stock Purchase Plan in order to further promote the interest of Lisata Therapeutics, Inc., a Delaware corporation (the “Company”) and its stockholders by providing employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. By encouraging stock ownership, the Company seeks to attract, retain and motivate employees and to encourage them to devote their best efforts to the business and financial success of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that section of the Code. 2. Definitions. For purposes of the Plan, the following capitalized terms shall have the following meanings: 2.1 “Account” means an account referred to in Section 6.2 of the Plan. 2.2 “Board of Directors” or “Board” means the Board of Directors of the Company. 2.3 “Code” means the Internal Revenue Code of 1986, as amended. 2.4 “Committee” means the Compensation Committee of the Board of Directors, or such other committee of members of the Board appointed by the Board, authorized under Section 14 to administer the Plan and to perform the functions assigned to the Committee under the Plan. 2.5 “Common Stock” means the common stock, $0.001 par value, of the Company. 2.6 “Company” means Lisata Therapeutics, Inc. 2.7 “Compensation” means, for any pay period, the gross cash compensation payable to an Employee for such period, including base salary, commissions, bonuses and incentive payments, but excluding severance and non-cash compensation. Any pre-tax contributions made to a Company 401(k) plan or “cafeteria plan” pursuant to Section 125 of the Code shall be treated as Compensation for purposes of the Plan. 2.8 “Designated Subsidiary” means any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan. 2.9 “Employee” means any individual who is an employee of the Employer; provided, however, Employees who have been employed less than ninety days by the Employer, Employees whose customary employment with the Employer is twenty (20) hours or less per week, and Employees whose customary employment with the Employer is for not more than five (5) months in any calendar year shall not be deemed Employees for the purposes of this Plan. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Employer. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. AMENDMENT #2

2 2.10 “Employer” means the Company and any Designated Subsidiary. 2.11 “Enrollment Date” means the first Trading Day of each Offering Period. 2.12 “Exercise Date” means the last Trading Day of each Offering Period. 2.13 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: 2.13.1 If the principal market for the Common Stock is the New York Stock Exchange, The Nasdaq Global Market, the NYSE MKT or another national securities exchange (an “Exchange”), then the “Fair Market Value” as of that date shall be the closing price of a share of Common Stock on the Exchange on such date or, if no closing price is reported on such date, the closing price of a share of Common Stock on the nearest preceding date on which the Exchange is open for trading. 2.13.2 If the principal market for the Common Stock is not an Exchange, but the Common Stock is traded on an over-the-counter, bulletin board or comparable service, then the “Fair Market Value” as of that date shall be the closing price of a share of Common Stock for such day as reported by such service, or if no closing price is reported on such date, the closing price of a share of Common Stock on the nearest preceding date on which trades occurred. 2.13.3 If paragraphs 2.13.1 and 2.13.2 above are inapplicable, then the “Fair Market Value” of the Common Stock shall be as determined in good faith by the Committee. 2.14 “Highly Compensated Employee” has the same meaning as the term is used in Section 414(q) of the Code. 2.15 “Offering Periods” means the period of approximately six (6) months during which an Option shall be granted and may be exercised pursuant to the Plan, commencing on the first Trading Day on or after January 1st and July 1st of each year and terminating on the last Trading Day before the commencement of the next Offering Period. Subject to the approval of the Plan by the stockholders of the Company, the first Offering Period shall commence on January 1, 2017 and continue until June 30, 2017. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan. 2.16 “Option” means an Option to purchase shares of Common Stock under the Plan, as set forth in Section 7 of the Plan. 2.17 “Participant” means an eligible employee who becomes a participant of the Plan in accordance with Section 5.1 of the Plan. 2.18 “Plan” means this Lisata Therapeutics, Inc. 2017 Employee Stock Purchase Plan. 2.19 “Purchase Price” for each Offering Period means 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date of such Offering Period or on the Exercise Date of such Offering Period, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 20. 2.20 “Reserves” means the number of shares of Common Stock covered by each Option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under Option. 2.21 “Subsidiary” has the meaning set forth for “subsidiary corporation” in Section 424(f) of the Code, whereby a Subsidiary means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the Option, each of the

3 corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. 2.22 “Trading Day” means a day on which the NYSE MKT is open for trading. 3. Eligibility. 3.1 Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan. 3.2 Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an Option under the Plan: (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock of the Company and/or hold outstanding Options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of the Company or of any Subsidiary; (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time; or (iii) if he or she has received a hardship withdrawal from the Company's 401(k) plan within the preceding six (6) months. 4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing and ending as set forth in Section 2.15, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. 5. Participation. 5.1 An eligible Employee may become a Participant in the Plan by completing a Subscription Agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date. 5.2 Payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date (provided that the Company has received the Participant's Subscription Agreement) and shall end on the last payroll in the Offering Period to which such Subscription Agreement is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof. 6. Payroll Deductions. 6.1 At the time a Participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount equal to any whole percentage (not exceeding fifteen percent (15%)) of the Compensation that he or she receives on each payday during the Offering Period. 6.2 All payroll deductions made for a Participant shall be credited to his or her Account under the Plan. A Participant may not make any additional payments into such Account. Accounts shall be mere bookkeeping entries on the Company's books and records. Amounts credited to Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest or other earnings shall be paid or credited with respect to payroll deductions or any amounts accumulated in or credited to a Participant's Account.

4 6.3 A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and filing with the Company a new Subscription Agreement authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new Subscription Agreement. A Participant's Subscription Agreement shall remain in effect for successive Offering Periods unless a new Subscription Agreement is filed by the Participant prior to the commencement of such Offering Period or the then existing Subscription Agreement is terminated as provided in Section 10 hereof. 6.4 Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a Participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such Participant's Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10 hereof. 6.5 At the time the Option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant's Compensation or other remuneration payable to the Participant the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee. 7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an Option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Participant's Account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3.2 and 13 hereof. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant's Account which are not sufficient to purchase a full share shall be retained in the Participant's Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. Exercise of the Option shall occur as provided in Section 8 hereof, unless the Participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period. 8. Exercise of Option. 8.1 Unless a Participant withdraws from the Plan as provided in Section 10 hereof, his or her Option with respect to an Offering Period shall be exercised automatically on the Exercise Date of such Offering Period, and the maximum number of full shares subject to Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions credited to his or her Account. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant's Account which are not sufficient to purchase a full share shall be retained in the Participant's Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. Any other monies left over in a Participant's Account after the Exercise Date shall be returned to the Participant. During a Participant's lifetime, a Participant's Option to purchase shares hereunder is exercisable only by him or her. 8.2 If the Board or the Committee determines that, on a given Exercise Date, the number of shares with respect to which Options are to be exercised may exceed: (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period; or (ii) the number of

5 shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion: (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants, and continue all Offering Periods then in effect; or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Enrollment Date. 9. Delivery. Shares purchased under the Plan by a Participant will be credited to and held under a stock purchase account in the Participant's name maintained by such brokerage or other third-party firm as is designated by the Committee. Any and all stock dividends with respect to shares of Common Stock credited to a Participant's stock purchase account shall be paid directly to each Participant. A Participant may, by notice to the Company's applicable human resources location (or such other designee as established by the Committee) elect to have such cash dividends reinvested in shares of Common Stock. Any shares purchased with such dividend proceeds shall be purchased on the open market by such brokerage firm on the Participant's behalf (subject to applicable Company policies) and such shares shall not count in determining the maximum number of shares of Common Stock available for issuance under the Plan under Section 13, nor shall such shares count against the maximum number of shares that may be purchased by a Participant under Section 8. Subject to such restrictions, limitations and procedures as may be prescribed by the Committee, a Participant may withdraw shares in his or her stock purchase account from time to time. As soon as administratively practicable following termination of participation pursuant to Section 11, all shares credited to the Participant's stock purchase account shall be delivered to the Participant (or to the Participant's beneficiary or estate in the event of Participant's death), except to the extent that the Participant (or the Participant's beneficiary or estate in the event of Participant's death) elects to have such stock purchase account paid in cash. 10. Withdrawal. 10.1 A Participant may withdraw all but not less than all the payroll deductions credited to his or her Account and not yet used to exercise his or her Option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan or in such other manner prescribed by the Committee. All of the Participant's payroll deductions credited to his or her Account shall be paid to such Participant promptly after receipt of notice of withdrawal and such Participant's Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period by such Participant. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new Subscription Agreement. 10.2 A Participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws. 11. Termination of Employment. Upon a Participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's Account during the Offering Period but not yet used to exercise the Option shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such Participant's Option shall be automatically terminated.

6 12. Interest. No interest or other earnings shall accrue on the payroll deductions of a Participant in the Plan. 13. Stock. 13.1 Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 68,333 shares. 13.2 A Participant shall have no ownership interest or voting right in shares covered by his or her Option until such Option has been exercised and the shares purchased as a result thereof have been delivered. 13.3 Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant or in the name of the Participant and his or her spouse jointly with the right of survivorship. 14. Administration. 14.1 The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties. The Committee may retain the services of an outside firm to serve as its agent in administering the Plan on a day-to-day basis. No member of the Board or the Committee shall be liable for any act done or omitted to be done by such member or by any other member of the Board or the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute. 14.2 Any Participant who believes he or she is being denied any benefit or right under this Plan may file a written claim with the Committee. Any claim must be delivered to the Committee (care of the Company’s Chief Executive Officer and Vice President, Finance & Treasury) within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designee, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within one hundred and twenty (120) days of the date the written claim is delivered to the Committee shall be deemed denied. No lawsuit relating to this Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred. 15. Designation of Beneficiary. 15.1 A Participant, in its Subscription Agreement, may designate a beneficiary who is to receive any shares and cash, if any, from the Participant's Account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of such Participant's death prior to exercise of the Option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. 15.2 Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or Committee of the estate of the Participant, or if no such executor or Committee has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to

7 any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. 16. Transferability. Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof. 17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. 18. Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any. 19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale. 19.1 Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each Participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. 19.2 Dissolution or Liquidation. Unless provided otherwise by the Board, in the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall terminate immediately prior to the consummation of such proposed dissolution or liquidation and a cash amount shall be paid to each Participant that is equal to the amount of his or her Account. 19.3 Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Board may terminate any Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's Option has been changed to the New Exercise Date and that the Participant's Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof. 20. Amendment or Termination.

8 20.1 The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect Options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required. 20.2 Without shareholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its Committee) determines in its sole discretion advisable which are consistent with the Plan. 20.3 In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to: 20.3.1 Altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; 20.3.2 Shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and 20.3.3 Allocating shares. Such modifications or amendments shall not require stockholder approval or the consent of any Plan Participants. 21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. 22. Term of Plan. The Plan, as amended and restated hereby, shall become effective on January 1, 2017, subject to approval of the Plan by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof. If the Company’s stockholders do not approve the amended and restated Plan at their annual meeting in 2017, then the Plan and the Offering Period that commenced on January

9 1, 2017 shall automatically terminate without any issuance of any shares of Common Stock, and a cash amount shall be paid to each Participant that is equal to the amount of his or her Account. 23. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares of Common Stock under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time. 24. Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing this Plan and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social insurance or security number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Subsidiaries or affiliates, and details of all Awards (the “Personal Data”). In addition to transferring the Personal Data amongst themselves as necessary for the purpose of implementation, administration and management of this Plan and the Participant’s participation in this Plan, the Company and its Subsidiaries and affiliates may each transfer the Personal Data to any third parties assisting the Company in the implementation, administration and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Personal Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By enrolling in the Plan for any Offering Period, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration and management of this Plan and the Participant’s participation in this Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of capital stock of the Company. The Personal Data related to a Participant will be held only as long as is necessary to implement, administer and manage this Plan and the Participant’s participation in this Plan. A Participant may, at any time, view the Personal Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Personal Data with respect to such Participant, recommend any necessary corrections to the Personal Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in this Plan if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative. 25. No Effect Upon Benefits. Neither the grant nor the exercise of any Option hereunder will affect the benefits under any benefit plan of the Employer, and no amount or benefit granted or received hereunder shall be considered compensation for any purposes of any other benefit plan or program of the Employer. 26. Trading Policy Restrictions. Option exercises under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company. 27. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

10 28. Equal Rights and Privileges. All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423. This Section 27 shall take precedence over all other provisions in the Plan. 29. Governing Law. Without regard to conflict of law principles, the laws of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.